UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2005
ALLIANCE SEMICONDUCTOR CORPORATION
(Exact name of registrant as specified in its charter)
000-22594
(Commission File Number)

Delaware	77-0057842
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
2575 Augustine Drive
Santa Clara, California 95054-2914
(Address of principal executive offices, with zip code)
(408) 855-4900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
The following disclosure corrects and supersedes the disclosure made by Alliance Semiconductor Corporation (the “Company”) in Item 7.01 of a Current Report on Form 8-K filed by the Company on September 30, 2005:
“In meetings with stockholders on September 30, 2005, N. Damodar Reddy, Chairman of the Board, President, Chief Executive Officer and Interim Chief Financial Officer of Alliance Semiconductor Corporation (the “Company”), said, in response to questions, that he anticipates the cash requirements for the Company’s semiconductor operations will range from $15 million to $20 million until the Company’s business is cash flow positive, which Mr. Reddy believes will occur within the next twelve months.”
Forward-Looking Statements
Except for historical information, the above statements are forward-looking statements, including, for example, statements relating to the Company’s revenue outlook and the performance of its business units and products. Forward-Looking Statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those set forth in the Forward-Looking Statements. These risks and uncertainties include such factors, among others, as further significant price erosion of the Company’s products; continued significantly decreased demand and increased competitive environment for the Company’s products; the possibility of additional deficiencies in the Company’s internal controls over financial reporting; the Company’s potential status as an Investment Act of 1940 reporting company; obsolescence of the Company’s products; further accumulation of excess inventory or price erosion or obsolescence of existing inventory, any of which may result in charges against the Company’s earnings; inability to timely ramp up production of and deliver new or enhanced products; inability to successfully recruit and retain qualified technical and other personnel; adverse developments in current or future litigation or administrative proceedings; further diminution in value of investments made by Alliance or by Alliance Venture Management, LLC; cancellation of orders in the Company’s backlog and the risk factors listed in the Company’s periodic reports filed with the Securities and Exchange Commission, which are available through the Company’s home page at http://www.alsc.com. These forward-looking statements speak only as of the date of this press release; they are based on management’s estimates, projections and assumptions as of the date hereof and include the assumptions that underlie such statements. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or to reflect any change in events, conditions or circumstances on which any such forward-looking statement is based.
Item 8.01 Other Information.
On September 30, 2005, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

99.1.	Press release issued by Alliance Semiconductor Corporation on September 30, 2005.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE SEMICONDUCTOR CORPORATION

Date: October 3, 2005	By:	/s/ N. Damodar Reddy

N. Damodar Reddy
Chairman of the Board, President, Chief Executive Officer and Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1.	Press release issued by Alliance Semiconductor Corporation on September 30, 2005.